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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2005

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                                BIOENVISION, INC.
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)


              000-24875                                 13-4025857
        (Commission File No.)                  (IRS Employer Identification No.)

                           345 Park Avenue, 41st Floor
                            New York, New York 10154
              (Address of principal executive offices and zip code)

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       Registrant's telephone number, including area code: (212) 750-6700


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

As described below in Item 4.02, on each of May 23, 2005 and May 25, 2005, the Company issued a press release announcing an expected restatement of the financial statements included in its annual report on Form 10-KSB for the fiscal year ended June 30, 2004 as a result of a requirement to correct the Company's tax accounting related to the acquisition of Pathagon, Inc. in February 2002 which was identified during the review process for the financial statements to be included in the Company's quarterly report on Form 10-QSB for the quarter ended March 31, 2005.

Copies of the press releases are attached to this Current Report on Form 8-K ("Current Report") as Exhibits 99.1 and 99.2 and are incorporated herein solely for purposes of this Item 2.02 disclosure. Except for the information set forth in Items 3.01 and 4.02 below, and the corresponding text in Exhibits 99.1 and 99.2, which shall be deemed filed and incorporated, this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 24, 2005, as anticipated in its prior press release, the Company received a notice from the Nasdaq staff indicating that the Company is not in compliance with Nasdaq's requirements for the continued listing due to the failure to timely file its Form 10-QSB for the period ended March 31, 2005, as required under Marketplace Rule 4310(c)(14) and that therefore its common stock is subject to delisting from The Nasdaq Stock Market. The notice does not by itself result in immediate delisting of the common stock, although Nasdaq stated that unless the Company requests a hearing on Nasdaq's delisting notice, the Company's securities will be delisted from The Nasdaq Stock Market at the opening of business on June 2, 2005.

The Company expects to make a timely request for a hearing with the Nasdaq Listing Qualifications Panel to review the Nasdaq staff's determination which will stay the delisting pending the hearing and a determination by the Nasdaq Listing Qualifications Panel. There can be no assurance that the Panel will grant the Company's request for continued listing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On May 23, 2005, management and the audit committee of the Company concluded that financial statements included in its annual report on Form 10-KSB for the fiscal year ended June 30, 2004, should not be relied upon because upon because of a requirement to correct the Company's tax accounting related to the acquisition of Pathagon, Inc. in February 2002 which was identified during the review process of the financial statements to be included in the Company's quarterly report on Form 10-QSB for the quarter ended March 31, 2005. Accordingly, the Company will restate its financial statements included in its annual report on Form 10-KSB for the year ended June 30, 2004. The restated financial statements are expected to include a decrease in Net Loss per Share estimated within a range of between $.01 to $.14 for each of the periods affected.

The audit committee has discussed the matters disclosed in this Item 4.02(a) with management and both Grant Thornton LLP, its former independent registered public accounting firm and Deloitte & Touche LLP, its new independent registered public accounting firm.

The Company expects to file an amendment to its annual report on Form 10-KSB upon completion of its review.


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Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

99.1     Press Release dated May 23, 2005
99.2     Press Release dated May 25, 2005


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BIOENVISION, INC.


Dated: May 26, 2005             By:             /s/ David P. Luci
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                                                    David P. Luci
                                    Chief Financial Officer, General Counsel and
                                                 Corporate Secretary


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                                  EXHIBIT INDEX


99.3     Press Release dated May 23, 2005
99.4     Press Release dated May 25, 2005


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